                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                           AMENDMENT NO. 1 TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 8, 2000
                                   -----------
                Date of report (Date of earliest event reported)

                           Ionic Fuel Technology, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

              1-13234                                   06-1333140
              -------                                   ----------
       (Commission File Number)             (IRS Employer Identification No.)

330 Delaware Avenue, Wilmington, Delaware                19801-1622
-----------------------------------------                ----------
 (Address of Principal Executive Offices)                (Zip Code)

                                  302-427-5957
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 3, 5, 6 and 8 Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

        On May 8, 2000 the Audit Committee of the Registrant's Board of Directors recommended, and the Registrant's Board of Directors approved, the engagement of the independent certified public accounting firm of BDO Stoy Hayward to audit the consolidated financial statements of the Registrant for the year ending June 30, 2000. Accordingly, the Registrant has accepted the resignation of Ernst & Young LLP and their engagement as the Registrant's independent auditors will be discontinued effective immediately.

        The report of Ernst & Young LLP on the Registrant's consolidated financial statements for the fiscal year ended June 30, 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Ernst & Young LLP on the Registrant's consolidated financial statements for the fiscal year ended June 30, 1999 was modified by an explanatory paragraph related to the Registrant's ability to continue as a going concern.

        In connection with the audits of the Registrant's consolidated financial statements for each of the two fiscal years ended June 30, 1999 and the subsequent interim period prior to and including May 8, 2000, there were no disagreements between the Registrant and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.

        The Registrant requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with the above statements, which letter is attached as
Exhibit 1.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

                NUMBER         EXHIBIT
                ------         -------

                1              Letter of Ernst & Young LLP
                               regarding change in certifying
                               accountant


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:      May 10, 2000          IONIC FUEL TECHNOLOGY, INC.



                                  /s/ Anthony J.S. Garner
                                  -----------------------
                                  By: Anthony J. S. Garner
                                  Its: President and Chief Executive Officer